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                                                                     Exhibit 4.1


                      [Form of common stock certificate of
                         General Instrument Corporation]

      NUMBER                                                COMMON STOCK

GI                                                             SHARES


INCORPORATED UNDER                  GENERAL              SEE REVERSE SIDE FOR
THE LAWS OF THE STATE             INSTRUMENT             CERTAIN DEFINITIONS
OF DELAWARE                       CORPORATION

THIS CERTIFICATE IS
TRANSFERABLE IN NEW
YORK, N.Y. AND
RIDGEFIELD PARK, N.J.

THIS CERTIFIES that                                            CUSIP 370120 10 7

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE,
OF

                         GENERAL INSTRUMENT CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

            WITNESS the facsimile seal of the Corporation and the facsimile signatures of its authorized officers.

Dated:
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                              General Instrument
/s/ Robert A. Scott               Corporation               /s/ Edward D. Breen

SECRETARY                       CORPORATE SEAL             CHAIRMAN OF THE BOARD
                                     1997
                                   DELAWARE

                                       *

COUNTERSIGNED AND REGISTERED:

      CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

BY                               TRANSFER AGENT

                                 AND REGISTRAR

                              AUTHORIZED SIGNATURE


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 [Form of reverse of common stock certificate of General Instrument Corporation]

                         General Instrument Corporation

            The Corporation will furnish without charge of each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request should be sent to the Secretary of the Corporation at its home office, or to its Transfer Agent named on the face of this certificate.

            The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

EN COM -- as tenants in common       UNIF GIFT MW ACT -- ______ Custodian ______
                                                          (Cust)         (Minor)

EN ENT -- as tenants by the                              under Uniform Gifts to
          entireties                                     Minors

                                                         Act __________________
                                                                  (State)

JT TEN -- as joint tenants with right
          of survivorship and not
          as tenants in common

            Additional abbreviations may also be used though not in the above list.

            For value received, ______________________ hereby sell, assign and transfer unto


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PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________

________________________________________________________________________________

_______________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated_________________


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                    ___________________________________________________________
            NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                    NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed;


___________________________________
THE SIGNATURE(S) SHOULD BE
GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17Ad-15.

            This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between General Instrument Corporation and ChaseMellon Shareholder Services, L.L.C., dated as of June 12, 1997, as amended (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of General Instrument Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. General Instrument Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor from such holder. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and certain related persons, whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.


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